UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
April 28, 2015

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

In accordance with the director retirement policy set forth in the Amended and Restated Bylaws of United States Steel Corporation (the Corporation), on April 28, 2015, The Honorable Richard A. Gephardt, Mr. Charles R. Lee and Mr. Seth E. Schofield, each retired from the Board of Directors (the Board) of the Corporation, effective as of the expiration of their respective terms at the Corporation’s 2015 Annual Meeting of Stockholders held on April 28, 2015 (the Annual Meeting).

Additionally, as previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2015, Mr. Thomas W. LaSorda’s term expired as of the date of the Annual Meeting and he decided not to stand for re-election due to personal reasons.

Item 5.07. Submission of Matters to a Vote of Security Holders.

During the Annual Meeting, the following matters were acted upon:

1.    ELECTION OF DIRECTORS

Patricia Diaz Dennis, Mario Longhi, Robert J. Stevens and David S. Sutherland were elected as directors, to serve an annual term expiring at the 2016 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Against	Abstentions
Patricia Diaz Dennis	89,540,482	1,681,040	1,934,205
Mario Longhi	91,017,825	1,746,962	390,940
Robert J. Stevens	91,041,150	1,595,616	518,961
David S. Sutherland	90,752,916	1,926,632	476,179

The Corporation de-classified the Board in 2014 and there are six directors with continuing terms that were not elected at the Annual Meeting. Continuing as Class III Directors, with terms expiring at the 2016 annual meeting of stockholders, are: Dan O. Dinges, John G. Drosdick, and John J. Engel. Continuing as Class I directors with terms expiring at the 2017 annual meeting of stockholders, are: Murry S. Gerber, Glenda G. McNeal and Patricia A. Tracey.

2.    ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of certain executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions
87,167,983	5,211,661	776,083

3.    RE-APPROVAL OF THE CORPORATION’S ANNUAL INCENTIVE COMPENSATION PLAN

The Annual Incentive Compensation Plan was re-approved by the following votes:

Votes For	Votes Against	Abstentions
79,385,497	13,211,923	558,307

4.    RATIFICIATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation was ratified by the following votes:

Votes For	Votes Against	Abstentions
118,242,667	2,239,479	892,115

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh
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Colleen M. Darragh
Vice President and Controller

Dated: May 1, 2015